Pursuant to the Fund's procedures adopted under Rule
10f-3, the Fund's Board of Directors/Trustees receives a quarterly report in the form of a checklist as to the satisfaction of the applicable conditions of paragraph
(c)(1) through (c)(8) of Rule 10f-3.

Fund
Strategic Allocation: Aggressive
Issuer
Nippon Prologis REIT Inc
Ticker/Sedol
3283 JP (B98BC67)
Principal Amount (US$)
$311,254,116
Principal Amount (Foreign$)
JPY 34,314,210,000
Amount Purchased (US$)
$270,746
Amount Purchased (Foreign$)
JPY 29,848,350
Trade Date
7/31/2017
Price (US$)
$2066.76
Price-Foreign
JPY 227,850
Underwriter
Goldman Sachs & Co
  Other Syndicate Members:
SMBC Nikko Capital Markets Ltd, SMBC Nikko Securities Inc., Goldman Sachs International, J.P. Morgan Securities PLC, Merrill Lynch International Ltd, Mitsubishi UFJ Morgan Stanley Securities Co., Morgan Stanley & Co. International PLC, Nomura Securities Co. Ltd, Goldman Sachs (Japan) Ltd.
Underwriting Spread
3.21%
Currency
JPY




Fund
Strategic Allocation: Moderate
Issuer
Nippon Prologis REIT Inc
Ticker/Sedol
3283 JP (B98BC67)
Principal Amount (US$)
$311,254,116
Principal Amount (Foreign$)
JPY 34,314,210,000
Amount Purchased (US$)
$260,412
Amount Purchased (Foreign$)
JPY 28,709,100
Trade Date
7/31/2017
Price (US$)
$2066.76
Price-Foreign
JPY 227,850
Underwriter
Goldman Sachs & Co
  Other Syndicate Members:
SMBC Nikko Capital Markets Ltd, SMBC Nikko Securities Inc., Goldman Sachs International, J.P. Morgan Securities PLC, Merrill Lynch International Ltd, Mitsubishi UFJ Morgan Stanley Securities Co., Morgan Stanley & Co. International PLC, Nomura Securities Co. Ltd, Goldman Sachs (Japan) Ltd.
Underwriting Spread
3.21%
Currency
JPY












Fund
Strategic Allocation: Conservative
Issuer
Nippon Prologis REIT Inc
Ticker/Sedol
3283 JP (B98BC67)
Principal Amount (US$)
$311,254,116
Principal Amount (Foreign$)
JPY 34,314,210,000
Amount Purchased (US$)
$95,071
Amount Purchased (Foreign$)
JPY 10,481,100
Trade Date
7/31/2017
Price (US$)
$2066.76
Price-Foreign
JPY 227,850
Underwriter
Goldman Sachs & Co
  Other Syndicate Members:
SMBC Nikko Capital Markets Ltd, SMBC Nikko Securities Inc., Goldman Sachs International, J.P. Morgan Securities PLC, Merrill Lynch International Ltd, Mitsubishi UFJ Morgan Stanley Securities Co., Morgan Stanley & Co. International PLC, Nomura Securities Co. Ltd, Goldman Sachs (Japan) Ltd.
Underwriting Spread
3.21%
Currency
JPY



Fund
Strategic Allocation: Conservative
Issuer
Fannie Mae
Ticker/Sedol
30711XQS6
Principal Amount (US$)
$156,644,000
Principal Amount (Foreign$)
N/A
Amount Purchased (US$)
$150,000
Amount Purchased (Foreign$)
N/A
Trade Date
8/15/2017
Price (US$)
$100
Price-Foreign
N/A
Underwriter
Barclays Capital Inc.
  Other Syndicate Members:
Morgan Stanley & Co LLC, Goldman Sachs & Co LLC, J.P. Morgan
Securities LLC, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Nomura Securities International, Inc.
Underwriting Spread
..250%
Currency
USD






Fund
Strategic Allocation: Moderate
Issuer
Fannie Mae
Ticker/Sedol
30711XQS6
Principal Amount (US$)
$156,644,000
Principal Amount (Foreign$)
N/A
Amount Purchased (US$)
$125,000
Amount Purchased (Foreign$)
N/A
Trade Date
8/15/2017
Price (US$)
$100
Price-Foreign
N/A
Underwriter
Barclays Capital Inc.
  Other Syndicate Members:
Morgan Stanley & Co LLC, Goldman Sachs & Co LLC, J.P. Morgan
Securities LLC, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Nomura Securities International, Inc.
Underwriting Spread
..250%
Currency
USD



Fund
Multi-Asset Income
Issuer
Fannie Mae
Ticker/Sedol
30711XQS6
Principal Amount (US$)
$156,644,000
Principal Amount (Foreign$)
N/A
Amount Purchased (US$)
$50,000
Amount Purchased (Foreign$)
N/A
Trade Date
8/15/2017
Price (US$)
$100
Price-Foreign
N/A
Underwriter
Barclays Capital Inc.
  Other Syndicate Members:
Morgan Stanley & Co LLC, Goldman Sachs & Co LLC, J.P. Morgan
Securities LLC, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Nomura Securities International, Inc.
Underwriting Spread
..250%
Currency
USD












Fund
Strategic Allocation: Conservative
Issuer
Fannie Mae
Ticker/Sedol
30711XSS4
Principal Amount (US$)
$117,869,000
Principal Amount (Foreign$)
N/A
Amount Purchased (US$)
$150,000
Amount Purchased (Foreign$)
N/A
Trade Date
8/15/2017
Price (US$)
$100
Price-Foreign
N/A
Underwriter
Barclays Capital Inc.
  Other Syndicate Members:
Morgan Stanley & Co LLC, Goldman Sachs & Co LLC, J.P. Morgan
Securities LLC, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Nomura Securities International, Inc.
Underwriting Spread
..250%
Currency
USD



Fund
Strategic Allocation: Moderate
Issuer
Fannie Mae
Ticker/Sedol
30711XSS4
Principal Amount (US$)
$117,869,000
Principal Amount (Foreign$)
N/A
Amount Purchased (US$)
$125,000
Amount Purchased (Foreign$)
N/A
Trade Date
8/15/2017
Price (US$)
$100
Price-Foreign
N/A
Underwriter
Barclays Capital Inc.
  Other Syndicate Members:
Morgan Stanley & Co LLC, Goldman Sachs & Co LLC, J.P. Morgan
Securities LLC, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Nomura Securities International, Inc.
Underwriting Spread
..250%
Currency
USD














Fund
Multi-Asset Income
Issuer
Fannie Mae
Ticker/Sedol
30711XSS4
Principal Amount (US$)
$117,869,000
Principal Amount (Foreign$)
N/A
Amount Purchased (US$)
$50,000
Amount Purchased (Foreign$)
N/A
Trade Date
8/15/2017
Price (US$)
$100
Price-Foreign
N/A
Underwriter
Barclays Capital Inc.
  Other Syndicate Members:
Morgan Stanley & Co LLC, Goldman Sachs & Co LLC, J.P. Morgan
Securities LLC, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Nomura Securities International, Inc.
Underwriting Spread
..250%
Currency
USD